EXHIBIT 10.1

SOUTHERN MISSOURI BANCORP, INC.
 2008 EQUITY INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK AWARD AGREEMENT

RS No. _______________ Grant Date: _______________

This Performance-Based Restricted Stock Award of Shares (the "Award") is granted by Southern Missouri Bancorp, Inc. (the "Company") to [Name] (the "Grantee") in accordance with the terms of this Performance-Based Restricted Stock Award Agreement (the "Award Agreement") and subject to the provisions of the Southern Missouri Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time (the "Plan").  Capitalized terms, unless otherwise defined herein, shall have the same meaning as set forth in the Plan, as amended from time to time.  The Plan is incorporated herein by reference.

1.
Performance-Based Restricted Stock Award.  The Company makes this Performance-Based Restricted Stock Award of up to a maximum of [Number] Shares to Grantee.  These Shares are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2 through 6 of this Award Agreement and in Article V of the Plan.

2.	Vesting Dates: Subject to Sections 4 and 5 of this Award Agreement, the Shares shall vest as follows:
Vesting Date	Maximum Number of Shares Vesting (a)
__, 2018	Up to _______ Shares
__, 2019	Up to _______ Shares
__, 2020	Up to _______ Shares
__, 2021	Up to _______ Shares
__, 2022	Up to _______ Shares
__________________ (a) The actual number of Shares that will vest as of each Vesting Date will be determined as set forth in Section 3 below.

3.
Vesting of Shares as of Each Vesting Date.  The actual number of shares that will vest as of each Vesting Date shown in Section 2 above will be dependent upon the Company's annualized return on average assets ("ROAA") over the 12 calendar quarters ending immediately prior to the Vesting Date (the "Performance Period").  If the Company's annualized ROAA for the Performance Period with respect to any Vesting Date is below ___%, then no Shares shall vest as of that Vesting Date, and that 20% portion of the Award shall be forfeited.  If the Company's annualized ROAA for the Performance Period with respect to any Vesting Date is ___% or higher, then the number of Shares that will vest as of that Vesting Date will be determined by multiplying the maximum number of Shares that could vest as of such Vesting Date (as set forth in Section 2 above) by the Vesting Percentage set forth below:

Annualized ROAA	Vesting Percentage

___% (Threshold)	50%
___% (Midpoint)	75%
___% (Maximum)	100%

If the Company's annualized ROAA for the Performance Period is ___% or higher but less than ___%, then the Vesting Percentage shall be 50%. If the Company's annualized ROAA for the Performance Period is ___% or higher but less than ___%, then the Vesting Percentage shall be ___%. If the Company's annualized ROAA for the Performance Period is ___% or higher, then the Vesting Percentage shall be 100%.
If the Vesting Percentage with respect to any Vesting Date is less than 100%, then all Shares which could have vested as of such Vesting Date but which did not vest shall be forfeited.
4.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any Shares that have not vested, except in the event of the Grantee's death by will or by the laws of descent and distribution.

5.
Termination of Service.  If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any Shares that have not vested as of the date of that termination shall be forfeited to the Company.  If the Grantee's Service terminates on account of the Grantee's death or Disability, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of that termination of Service, with the Vesting Percentage for each accelerated Vesting Date to be 75%.

6.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control, with the Vesting Percentage for each accelerated Vesting Date to be 75%.  [May be modified at Committee's election for 280G planning purposes.]

7.
Delivery of Shares to the Grantee.  Stock certificates for the Shares will not be issued until the Vesting Date occurs and the number of Shares that will actually vest of the Vesting Date is determined. The Company shall issue a stock certificate reflecting the actual number of Shares vesting on the Vesting Date, and the Company will deliver the stock certificate for the vested Shares to the Grantee (or, if applicable, the Grantee's Beneficiary or estate).   The Company's obligation to deliver a stock certificate for vested Shares can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee's Beneficiary) in such form as the Committee requires.  The Company shall not be required to deliver stock certificates for vested Shares prior to: (a) the listing of those Shares on the Nasdaq; or (b) the completion of any registration or qualification of those Shares required under applicable law.

8.
Grantee's Rights.  The Grantee shall not have any voting or dividend rights to the Shares until a stock certificate for the actual number of Shares that vests as of each Vesting Date is issued in accordance with Section 7 above.

9.
Adjustments in Shares.  In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, exchange of securities, stock dividend, special or other non-recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee shall, in such manner as it may deem equitable, adjust the number of Shares or class of securities of the Company covered by this Award Agreement.  Any additional Shares or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 11.

10.
Tax Election.  The Grantee understands that an election may be made under Section 83(b) of the Code to accelerate the Grantee's tax obligation with respect to receipt of the Shares from the Vesting Dates to the Grant Date by submitting an election to the Internal Revenue Service substantially in the form attached hereto.

11.
Tax Withholding.  The Company shall have the right to require the Grantee to pay to the Company the amount of any tax that the Company is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

12.
Plan and Committee Decisions are Controlling.  This Award Agreement and the award of Shares to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  All decisions, determinations and interpretations by the Committee with respect to the Plan, this Award Agreement or the award of Shares shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

13.
Grantee's Employment.  Nothing in this Award Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee's service or employment as a director, advisory director, officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

14.
Amendment.  The Committee may waive any conditions of or rights of the Company or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Award Agreement if such action may adversely affect the Grantee without the Grantee's written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate.

15.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Award Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Company.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first written above.

SOUTHERN MISSOURI BANCORP, INC.

By	________________________________
Its	________________________________

ACCEPTED BY GRANTEE
___________________________________
(Signature)

___________________________________
(Print Name)

___________________________________
(Street Address)
___________________________________
(City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the Shares upon the Grantee's death:

STOCK POWER

(One stock power for each stock certificate issued)

For value received, I hereby sell, assign, and transfer to Southern Missouri Bancorp, Inc. (the "Company") ____________ shares of the capital stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. ____________________ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

________________________

In the presence of:

________________________

 83(b) ELECTION FORM

TO: Internal Revenue Service Center
[Address where the employee files his or her personal income tax return]

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

Name:
Address:

Social Security Number ____ - __ - ____

Property with respect to which this Election is made: _____ shares of the common stock of Southern Missouri Bancorp, Inc.

Date of Grant or Transfer: ____________, _____.

Taxable Year for which Election is made:  Calendar Year _____.

Nature of the Restrictions to which the Property is Subject:  (i) a vesting schedule pursuant to which the taxpayer will not be fully vested in the property until ___________, subject to the satisfaction of specific performance criteria.

Fair Market Value of the Property upon receipt by taxpayer ______.

Amount Paid for the Property: ____________.

Copies of this Election have been furnished to ___________________________.

A copy of this Election also shall be attached to my IRS Form 1040 for calendar year _____.

Date	Signature